                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ____________________________


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                And Regulation FD

         Date of Report (Date of earliest event reported) August 6, 2002

                              WHIRLPOOL CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-3932                   38-1490038
-------------------------------   -----------------        ---------------------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
       of incorporation)                Number)              Identification No.)



           2000 M63 North, Benton Harbor, Michigan        49022-2692
           ---------------------------------------------------------
              (Address of principal executive officers)   (Zip Code)


                                 (616)-923-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

Item 9. Regulation FD Disclosure

         On August 6, 2002, each of the Principal Executive Officer, David R. Whitwam, and Principal Financial Officer, Mark E. Brown, of Whirlpool Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         WHIRLPOOL CORPORATION

Date: August 6, 2002                            By: /s/ Robert T. Kenagy
                                                    ----------------------------
                                                    Name:  Robert T. Kenagy
                                                    Title: Corporate Secretary

--------------------------------------------------------------------------------


Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 5, 2002 and submitted to the SEC August 6, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 5, 2002 and submitted to the SEC August 6, 2002